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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Douglas J. Burgum and Terri F. Zimmerman (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of Great Plains Software, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, lawfully do or cause to be done by virtue hereof.

       Signature                        Title                        Date
       ---------                        -----                        ----

 /s/ Douglas J. Burgum         President, Chief Executive        August 18, 1997
----------------------------   Officer and Chairman of the
Douglas J. Burgum              Board

 /s/ Terri F. Zimmerman        Chief Financial Officer and       August 18, 1997
----------------------------   Group Vice President, Finance
Terri F. Zimmerman             and Operations

 /s/ Bradley J. Burgum         Director                          August 15, 1997
----------------------------
Bradley J. Burgum

 /s/ Frederick W. Burgum       Director                          August 14, 1997
----------------------------
Frederick W. Burgum

 /s/ William V. Campbell       Director                          August 18, 1997
----------------------------
William V. Campbell

                               Director
----------------------------
Raymond F. Good

                               Director
----------------------------
Sanjeev K. Mehra

/s/ J. A. Heidi Roizen         Director                          August 18, 1997
----------------------------
J. A. Heidi Roizen

 /s/ Joseph S. Tibbetts, Jr.   Director                          August 18, 1997
----------------------------
Joseph S. Tibbetts, Jr.